Risks - Capital management risk (Details) - EUR (€) € in Thousands	Dec. 31, 2021	Dec. 31, 2020
Risks
Total assets	€ 2,235,161	€ 1,462,337	[1]
Equity attributable to the shareholders of Evotec SE	€ 1,377,685	€ 724,456	[1]
Equity ratio (in %)	61.60%	49.50%
Net cash	€ 186,409	€ (69,386)

[1]	Includes the impacts of the IFRIC final agenda decisions of April 2021 of benefits to periods of service, as described in Note 2 “First time adoption of new accounting standards in the financial year 2021”